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CUSIP No.  989390109

                        AGREEMENT CONCERNING JOINT FILING
                                 OF SCHEDULE 13D

            The undersigned agree as follows:

            (i) each of them is individually eligible to use the Schedule 13D to which this Exhibit is attached, and such Schedule 13D is filed on behalf of each of them; and

            (ii) each of them is responsible for the timely filing of such
Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

            Dated: July 29, 2004

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                               V. PREM WATSA

                                   /s/ V. P. Watsa
                               -----------------------------------------------

                               1109519 ONTARIO LIMITED

                               By: /s/ V. P. Watsa
                                   -------------------------------------------
                                   Name: V. Prem Watsa
                                   Title: President

                               THE SIXTY TWO INVESTMENT COMPANY LIMITED

                               By: /s/ V. P. Watsa
                                   -------------------------------------------
                                   Name: V. Prem Watsa
                                   Title: President

                               810679 ONTARIO LIMITED

                               By: /s/ V. P. Watsa
                                   -------------------------------------------
                                   Name: V. Prem Watsa
                                   Title: President

                               FAIRFAX FINANCIAL HOLDINGS LIMITED

                               By: /s/ Eric P. Salsberg
                                   -------------------------------------------
                                   Name: Eric P. Salsberg
                                   Title: Vice President, Corporate Affairs

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                               CRC (BERMUDA) REINSURANCE LIMITED

                               By: /s/ Ronald Schokking
                                   -------------------------------------------
                                   Name: Ronald Schokking
                                   Title: Vice President

                               FFHL GROUP LTD.

                               By:/s/ Eric P. Salsberg
                                   -------------------------------------------
                                   Name: Eric P. Salsberg
                                   Title: Vice President

                               FAIRFAX INC.

                               By: /s/ Eric P. Salsberg
                                   -------------------------------------------
                                   Name: Eric P. Salsberg
                                   Title: Vice President

                               TIG HOLDINGS, INC.

                               By: /s/ V. P. Watsa
                                   -------------------------------------------
                                   Name: V. Prem Watsa
                                   Title: Chairman

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                               TIG INSURANCE GROUP INC.

                               By: /s/ Michael J. Sluka
                                   -------------------------------------------
                                   Name:  Michael J. Sluka
                                   Title: Senior Vice President,
                                          Chief Financial Officer
                                          and Treasurer

                               TIG INSURANCE COMPANY

                               By: /s/ Richard F. Coerver IV
                                   -------------------------------------------
                                   Name: Richard F. Coerver IV
                                   Title: Vice President

                               ODYSSEY RE HOLDINGS CORP.

                               By: /s/ Donald L. Smith
                                   -------------------------------------------
                                   Name: Donald L. Smith
                                   Title: Senior Vice President, General
                                          Counsel and Corporate Secretary

                               ODYSSEY AMERICA REINSURANCE CORPORATION

                               By: /s/ Donald L. Smith
                                   -------------------------------------------
                                   Name: Donald L. Smith
                                   Title: Senior Vice President

                               CLEARWATER INSURANCE COMPANY

                               By: /s/ Donald L. Smith
                                   -------------------------------------------
                                   Name: Donald L. Smith
                                   Title: Vice President

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                               CRUM & FORSTER HOLDINGS CORP.

                               By: /s/ Mary Jane Robertson
                                   -------------------------------------------
                                   Name: Mary Jane Robertson
                                   Title: Senior Executive Vice President,
                                          Chief Financial Officer & Treasurer

                               CRUM & FORSTER HOLDING INC.

                               By: /s/ Mary Jane Robertson
                                   -------------------------------------------
                                   Name: Mary Jane Robertson
                                   Title: Senior Executive Vice President,
                                          & Treasurer

                               UNITED STATES FIRE INSURANCE
                                     COMPANY

                               By: /s/ Mary Jane Robertson
                                   -------------------------------------------
                                   Name: Mary Jane Robertson
                                   Title: Senior Executive Vice President,
                                          Chief Financial Officer & Treasurer

                               THE NORTH RIVER INSURANCE COMPANY

                               By: /s/ Mary Jane Robertson
                                   -------------------------------------------
                                   Name: Mary Jane Robertson
                                   Title: Senior Executive Vice President,
                                          Chief Financial Officer & Treasurer